UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 9, 2025

Seer, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39747	82-1153150
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

3800 Bridge Parkway, Suite 102

Redwood City, California 94065

(Address of principal executive offices, including zip code)

650-453-0000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last reports)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	SEER	The NASDAQ Stock Market LLC (The NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification of Rights of Security Holders.

At the close of business on December 9, 2025, each outstanding share of Class B Common Stock, par value $0.00001 per share (the “Class B Common Stock”), of Seer, Inc. (the “Company”), automatically converted (the “Conversion”) into one share of the Company’s Class A Common Stock, par value $0.00001 per share (the “Class A Common Stock”), pursuant to the terms of the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate”).

The Conversion occurred pursuant to Part A, Section 3.4 of Article IV of the Certificate, which generally provides that each outstanding share of Class B Common Stock will convert automatically, without any further action, into one share of Class A Common Stock at the close of business on the first day following the fifth anniversary of the closing of the first firm-commitment underwritten public offering pursuant to an effective registration statement under the Securities Act of 1933, as amended, resulting in the listing of shares of the Company’s capital stock on a securities exchange registered with the U.S. Securities and Exchange Commission as a national securities exchange pursuant to Section 6(a) of the Exchange Act of 1934, as amended (the “Conversion Time”), which Conversion Time was 5:00 p.m. Pacific Time on December 9, 2025. Immediately following the Conversion, there were approximately 56,251,522 shares of Class A Common Stock outstanding.

Pursuant to Part A, Section 3.5 of Article IV of the Certificate, shares of Class B Common Stock that are converted into shares of Class A Common Stock as provided in Part A, Section 3 of Article IV of the Certificate shall be retired and shall not be reissued. In connection with the Conversion and effective as of immediately following the Conversion Time, all shares of Class B Common Stock that had been converted into shares of Class A Common Stock in the Conversion were retired. Following such retirement and in accordance with Section 243 of the Delaware General Corporation Law (the “DGCL”), on December 12, 2025, the Company filed a Certificate of Retirement with the Secretary of State of the State of Delaware (the “Certificate of Retirement”).

The Conversion and filing of the Certificate of Retirement had the following effects, among others, on the holders of shares of Class B Common Stock:

Voting Power. Prior to the Conversion, holders of shares of Class B Common Stock were entitled to cast ten votes per share of Class B Common Stock on any matter submitted to a vote of the Company’s stockholders. As a result of the Conversion, all former holders of shares of Class B Common Stock are now holders of an equal number of shares of Class A Common Stock, which are entitled to cast only one vote per share on any matter submitted to a vote of the Company’s stockholders.

Economic Interests. Because holders of shares of Class A Common Stock are entitled to the same economic interests to which former holders of shares of Class B Common Stock were entitled before the Conversion, including, without limitation, as to any dividends and distributions, and upon any liquidation, dissolution or winding up of the Company, the Conversion had no impact on the economic interests of former holders of shares of Class B Common Stock.

Capitalization. The Conversion had no impact on the total number of the Company’s outstanding shares of capital stock, as the shares of Class B Common Stock converted into an equivalent number of shares of Class A Common Stock. Pursuant to Section 243 of the DGCL, the filing of the Certificate of Retirement had the effect of amending the Certificate such that, upon the effectiveness of the Certificate of Retirement, the Company’s total number of authorized shares of capital stock and the Company’s total number of authorized shares of Class B Common Stock were each reduced by an amount equal to the number of retired shares of Class B Common Stock.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described under Item 3.03, on December 12, 2025, the Company filed the Certificate of Retirement with the Secretary of State of the State of Delaware in connection with the retirement of the shares of Class B Common Stock that were issued but not outstanding following the Conversion and to accordingly reduce the Company’s total number of authorized shares of capital stock and the Company’s total number of authorized shares of Class B Common Stock by an amount equal to the number of retired shares of Class B Common Stock.

The foregoing description of the Certificate of Retirement is a summary only and is qualified in its entirety by reference to the full text of (a) the Certificate of Retirement, a copy of which is attached as Exhibit 3.1 hereto, (b) the Amended and Restated Certificate of Incorporation of the Company, a copy of which is incorporated by reference herein as Exhibit 3.2 hereto, and (c) the Amendment to the Amended and Restated Certificate of Incorporation of the Company, a copy of which is incorporated by reference herein as Exhibit 3.3 hereto, and all of which are incorporated by reference into this Item 5.03.

Item 8.01	Other Events.

The Class A Common Stock will continue to trade on The Nasdaq Stock Market LLC under the ticker symbol “SEER” following the Conversion and will maintain the same CUSIP number previously assigned to the Class A Common Stock.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description	Form	File No.	Exhibit	Filing Date

3.1	Certificate of Retirement.				*

3.2	Amended and Restated Certificate of Incorporation of the Company.	8-K	001-39747	3.1	December 8, 2020

3.3	Amendment to the Amended and Restated Certificate of Incorporation of the Company.	8-K	001-39747	3.1	June 16, 2023

104	Cover Page from this Current Report on Form 8-K, formatted in Inline XBRL.

* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEER, INC.

Date: December 12, 2025	By:	/s/ David Horn
David Horn
President and Chief Financial Officer